UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) - July 28, 2004

                      The First of Long Island Corporation
               (Exact Name of Registrant as Specified in Charter)

New York                          0-12220                11-2672906
(State or Other Jurisdiction      (Commission            (IRS Employer
of Incorporation)                 File Number)           Identification No.)

10 Glen Head Road, Glen Head, New York                   11545
(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code - (516) 671-4900

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 Press Release dated July 28, 2004 regarding the quarterly period ended June 30, 2004.

Exhibit 99.2 Quarterly Report To Shareholders For The Quarter Ended June 30,
2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 28, 2004, The First of Long Island Corporation issued a press release disclosing material non-public information regarding the Corporation's financial condition as of June 30, 2004 and its results of operations for the six and three month periods then ended. The press release is furnished as
Exhibit 99.1 to this Form 8-K filing. On the same day, the Corporation also mailed a quarterly report to shareholders disclosing substantially similar nonpublic information regarding the Corporation's financial condition and results of operations. The quarterly report to shareholders is furnished as
Exhibit 99.2 to this Form 8-K filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      The First of Long Island Corporation
                                      (Registrant)


Date: July 28, 2004                   By: /s/ Mark D. Curtis
                                      ----------------------
                                      Mark D. Curtis
                                      Executive Vice President & Treasurer
                                      (principal accounting & financial officer)


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